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                 CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions

"Financial Highlights", "Shareholders Services - Statements and

Reports" and "General Information - Independent Auditors" and to

the use of our report dated January 10, 2001, which is

incorporated by reference in this Registration Statement (Form N-

1A Nos. 33-45328 and 811-06554) of Alliance North American

Government Income Trust, Inc.





ERNST & YOUNG LLP

New York, New York
October 25, 2001



























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